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Exhibit 10.21.1

AMENDED
EXHIBIT "A"

To The

GAS PURCHASE CONTRACT

As Of: October 1, 1994

Between

CASCADE NATURAL GAS CORPORATION ("BUYER")

and

IGI RESOURCES, INC. ("SELLER")

Effective Date of this Exhibit "A":  October 1, 2001

Ending Date of this Exhibit "A":  March 31, 2002

DELIVERY POINT	As defined in Section 1.01(g) of the Contract noted above

MAXIMUM DAILY CONTRACT QUANTITY(MMBtu)	7,446

DELIVERY POINT SELLING PRICE	1/

1.
The Delivery Point Selling Price shall be equal to four dollars and sixty eight cents [*]U.S. dry) per MMBtu at AECO-C Hub plus the actual cost of firm NOVA re-delivery service and firm ANG receipt and re-delivery service plus any applicable allowance for fuel-in-kind associated with such services.

    [*] = Confidential Information

"BUYER" CASCADE NATURAL GAS CORPORATION

By:	/s/ King Oberg
Name:	King Oberg
Title:	Vice President, Gas Supply

"SELLER" IGI RESOURCES, INC.

By:	/s/ Randy Schultz
Name:	Randy Schultz
Title:	President

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  Exhibit 10.21.1
AMENDED EXHIBIT "A" To The GAS PURCHASE CONTRACT As Of: October 1, 1994 Between CASCADE NATURAL GAS CORPORATION ("BUYER") and IGI RESOURCES, INC. ("SELLER")